UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   February 10, 2010

Shopoff Properties Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

333-139042	20-5882165
(Commission File Number)	(IRS Employer Identification No.)

8951 Research Drive, Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

(877) 874-7348
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
Item 9.01	Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1

Item 7.01	Regulation FD Disclosure.

On February 10, 2010, Shopoff Properties Trust, Inc. issued a press release announcing the sale of 65 finished residential lots and 6 lettered lots located in the City of Lake Elsinore, Riverside County, California, commonly known as Wasson Canyon. A copy of the press release is attached to this Form 8-K as Exhibit No. 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated February 10, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOPOFF PROPERTIES TRUST, INC.

Date: February 10, 2010

	By:	/s/ William A. Shopoff
William A. Shopoff
President, Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 10, 2010.